GLOBAL INCOME FUND
================================================================================


ANNUAL REPORT
December 31, 2000

Independent Auditors
Tait, Weller & Baker




11 Hanover Square
New York, NY 10005

1-888-847-4200

www.globalincomefund.net

American Stock Exchange Symbol:

GIF

GLOBAL INCOME FUND                                          American Stock
                                                            Exchange Symbol: GIF
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                January 18, 2001

Fellow Shareholders:

         We are pleased to submit this Annual Report for the year 2000 and to welcome our shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At December 31, 2000, the Fund had approximately 93% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, approximately 3% below investment grade, approximately 3% in stocks and the balance in money market securities. At year-end, approximately 80% of investments were in entities located in the United States and the balance was spread over seven other countries and supranational organizations. At its December 2000 meeting, the Board of Directors eliminated non-fundamental restrictions on Fund transactions in futures and options on futures. We are also pleased to report that at the Annual Meeting shareholders approved the proposal to change the classification of the Fund from a diversified investment company to a non-diversified investment company.

                              Review and Outlook

         In our prior Annual Report, we noted that during periods of rising interest rates, the Fund would seek to adopt a more defensive investment posture by buying shorter duration securities and hedging interest rate exposure with futures contracts. We expressed concern about rising interest rates domestically and overseas, as well as increasing defaults in the high yield debt markets. As these market conditions developed over the course of the year, the Fund's strategy expanded to upgrade the overall credit quality of its portfolio, decrease leverage, and increase its dollar denominated investments to benefit from U.S. dollar strength. We are pleased to report that during this difficult period, Global Income Fund had a net asset value total return of 9.05% and a market total return of 19.75%.

         After raising the Federal Funds rate to 6.50% in the first half of 2000, the Federal Reserve Bank signaled a change in policy in December and lowered it by 0.50% in the first few days of January 2001. At the same time, the Fed signaled its willingness to further lower interest rates to help stimulate the slowing economy. Five and ten year Treasury note yields fell from 6.19% and 6.28% at the beginning of 2000 to end the year at 5.17% and 5.24%, respectively. This decline in rates was beneficial for higher quality fixed income prices and total returns. The Lehman Brothers Aggregate Bond Index had a yearly return of 11.63%. Credit concerns and higher default rates led the Lehman Brothers High Yield Index to decline by 6.46%. Equity markets suffered during the year with the Dow Jones Industrial Average, S & P 500, and the Nasdaq Composite Index declining by 6.18%, 10.14% and 39.00%, respectively.

         In 2001, our focus will be on the economy and to what extent growth slows from the torrid pace set earlier in 2000 and what effect this slowdown will have on the financial markets. Confirming the slow-down, the economy grew at an annualized rate of only 1.4% in the fourth quarter of 2000, the lowest rate in over five years. Recent reports show weakness in the manufacturing sector and dramatic declines in consumer confidence. On a positive note, recent declines in interest rates and proposed tax cuts in Washington could give the economy much needed stimulus. Already in early 2001, the Federal Reserve Bank has acted decisively to cut the Federal Funds target rate and the markets are anticipating further cuts in the near term. In view of these market conditions, the Fund's strategy has been to utilize its global focus and investment flexibility to increase its dollar denominated investments. Going forward, we will continue to look for investments with the greatest potential to provide shareholders with a high level of income and, secondarily, capital appreciation.

                  10% Dividend Distribution Policy Continued

         The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the year ending December 31, 2000 actual distributions were 10.06% of average net assets with approximately 72.89% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and attractive for portfolios seeking total return from capital appreciation and income.

                         Reinvestment Plan Attractive

         The Fund's current net asset value per share is $5.74. With a recent closing on the American Stock Exchange of $5.00 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

         We appreciate your support and look forward to contuinuing to serve your investment needs.

                                  Sincerely,

/s/ Thomas B. Winmill                        /s/ Marion E. Morris
Thomas B. Winmill                            Marion E. Morris
President                                    Senior Vice President,
                                             Portfolio Manager

                           GLOBAL INCOME FUND, INC.

             Schedule of Portfolio Investments - December 31, 2000

     Par Value                                                                           Market Value
     ---------                                                                        -----------------
                       BONDS (96.63%)
                       Argentina (2.96%)
     $ 500,000         Compagnie De Radiocomunicaciones Moviles S.A.,
                       9.25% Notes, due 5/08/08 ....................................  $         411,250
       500,000         CIA Transporte Energia, 8.625% Senior Notes, due 4/01/03 ....            456,250
                                                                                      -----------------
                                                                                                867,500
                                                                                      -----------------
                       France (1.64%)
       500,000         Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 ...........            480,025
                                                                                      -----------------
                       Mexico (3.41%)
     1,000,000         Petroleos Mexicanos, 9.50% Bonds, due 9/15/27 ...............            997,500
                                                                                      -----------------
                       Qatar (3.64%)
     1,000,000         State of Qatar, 9.50% Bonds, due 5/21/09 (2) ................          1,065,000
                                                                                      -----------------
                       United States (76.88%)
       400,000         Alcoa Inc., 7.375% Notes, due 8/01/10 .......................            423,427
       500,000         AT&T Corp.-Liberty Media, 8.25% Debentures, due 2/01/30 (2) .            457,347
     1,125,000         Bunge Trade Ltd., 9.25% Notes, due 5/01/02 (2) ..............          1,127,812
     1,000,000         Comdisco Inc., 9.50% Senior Notes, due 8/15/03 ..............            785,000
     1,000,000         Federal Home Loan Mortgage Corp., 7%, due 7/15/05 ...........          1,050,493
     1,000,000         Fort James Corp., 8.375% Debentures, due 11/15/01 ...........            999,691
     1,500,000         General Electric Capital Corp., 6.75% Notes, due 9/11/03 ....          1,529,287
     1,000,000         General Electric Capital Corp., 7.375% Notes, due 1/19/10 ...          1,078,640
     7,250,000         U.S. Treasury Note, 6.75%, due 5/15/05 ......................          7,719,198
     7,000,000         U.S. Treasury Note, 5.75%, due 8/15/10 ......................          7,338,520
                                                                                      -----------------
                                                                                             22,509,415
                                                                                      -----------------
                       Uruguay (3.25%)
       500,000         Banco Comercial S.A., 8.875% Bonds, due 5/15/09 .............            476,250
       500,000         Banco Sud Americano, 7.60% Subordinated Notes, due 3/15/07 ..            476,726
                                                                                      -----------------
                                                                                                952,976
                                                                                      -----------------
                       Venezuela (4.00%)
       814,000         PDVSA Finance Ltd., 8.75% Senior Notes, due 2/15/04 .........            822,392
       455,000         Petrozuata Finance, Inc., 8.22% Notes, due 4/01/17 (2) ......            346,938
                                                                                      -----------------
                                                                                              1,169,330
                                                                                      -----------------
                       Supranational/Other (.85%)
 MXN 2,400,000         The International Bank for Reconstruction & Development,
                       15.875% Notes, due 2/28/03 (1) ..............................            248,207
                                                                                      -----------------

                         Total Bonds (cost: $27,923,660) ...........................         28,289,953
                                                                                      -----------------

                See accompanying notes to financial statements.

                           GLOBAL INCOME FUND, INC.

             Schedule of Portfolio Investments - December 31, 2000

        Shares    COMMON STOCKS (2.75%)                                                   Market Value
        ------                                                                            ------------
                  Investment Advice (2.75%)
        15,900    Alliance Capital Management Holding L.P. ...........................      $   804,938
                                                                                          -------------
                        Total Common Stocks (cost: $732,596) .........................          804,938
                                                                                          -------------

     Par Value
     ---------
                  Short Term Investment (.62%)
      $181,997    State Street Bank & Trust Repurchase Agreement, 3.50%, 12/29/00
                  due 1/2/01 (collateralized by $175,000 U.S. Treasury Notes 6%, due 8/15/09, market value: $188,642, proceeds at
                  maturity $182,086) .................................................          181,997
                                                                                          -------------
                        Total Short Term Investments (cost: $181,997) ................          181,997
                                                                                          -------------
                            Total Investments (cost: $28,838,253) (100.0%) ...........      $29,276,888
                                                                                          =============

(1) Par value stated in currency indicated; market value stated in U.S. dollars.
(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.

                See accompanying notes to financial statements

                           GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:
   Investments at market value
     (cost: $28,838,253) (note 1) ........       $29,276,888
   Interest receivable ...................           529,134
   Other assets ..........................             5,322
        Total assets .....................        29,811,344
                                                 -----------

LIABILITIES:
   Accrued management fees ...............            17,522
   Accrued expenses ......................            11,153
        Total liabilities ................            28,675

NET ASSETS: (applicable to 5,207,311
   shares outstanding: 20,000,000 shares
   of $.01 par value authorized) .........       $29,782,669
                                                 ===========


NET ASSET VALUE PER SHARE
   ($29,782,669 + 5,207,311 shares
   outstanding) ..........................       $      5.72
                                                 ===========
At December 31, 2000, net assets consisted of:
   Paid-in capital .......................       $41,029,721
   Accumulated net realized loss on
     investments, futures and
     foreign currencies ..................       (11,685,455)
   Net unrealized appreciation on
     investments and foreign currencies ..           438,403
                                                 $29,782,669
                                                 ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME:
   Interest ..............................       $  3,191,702
   Dividends .............................             13,356
                                                 ------------
     Total Investment Income .............          3,205,058

EXPENSES:
   Interest (note 5) .....................            382,457
   Management (note 3) ...................            204,663
   Custodian .............................             77,697
   Professional (note 3) .................             37,601
   Directors .............................             28,388
   Printing ..............................             20,753
   Transfer agent ........................             19,297
   Registration (note 3) .................             10,006
   Other .................................              5,865
                                                 ------------
     Total expenses ......................            786,727
     Fee reductions (note 4) .............            (10,817)
     Net expenses ........................            775,910
                                                 ------------
        Net investment income ............          2,429,148

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
   Net realized loss on investments ......           (892,066)
   Net realized loss from futures and
    foreign currency transactions ........           (286,686)
   Unrealized appreciation
     of investments and foreign
     currencies during the year ..........          1,635,694
   Net realized and unrealized gain
     on investments and foreign currencies            456,942
   Net increase in net assets
     resulting from operations ...........       $  2,886,090
                                                 ============

                See accompanying notes to financial statements.

                           GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2000, Six Months Ended
December 31, 1999 and Year Ended June 30, 1999

                                                                                    Year       Six Months       Year
                                                                                    Ended        Ended          Ended
                                                                                 December 31, December 31,     June 30,
                                                                                     2000         1999           1999
                                                                                 -----------  -----------     -----------
OPERATIONS:
   Net investment income ...................................................     $ 2,429,148  $ 1,355,373     $ 2,612,869
   Net realized gain (loss) from security and foreign currency transactions.      (1,178,752)  (1,331,847)     (3,103,726)
   Unrealized appreciation (depreciation) of investments and foreign
   currencies during the period ............................................       1,635,694      459,528        (616,711)
                                                                                 -----------  -----------     -----------
        Net change in net assets resulting from operations .................       2,886,090      483,054      (1,107,568)
   Additions to paid-in capital (note 6) ...................................              --           --          15,703

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($0.42, $0.23 and $0.52 per
   share, respectively) ....................................................      (2,143,663)  (1,126,033)     (2,656,469)
   Distributions from paid-in capital ($0.16, $0.07 and $0.13 per share,
     respectively) .........................................................        (797,060)    (367,674)       (631,413)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions
     (170,363, 98,103 and 176,288 shares, respectively) (note 6) ...........         777,179      470,582         955,680
                                                                                 -----------  -----------     -----------
        Total change in net assets .........................................         722,546     (540,071)     (3,424,067)

NET ASSETS:
   Beginning of period .....................................................      29,060,123   29,600,194      33,024,261
   End of period ...........................................................     $29,782,669  $29,060,123     $29,600,194
                                                                                 ===========  ===========     ===========

                See accompanying notes to financial statements.

                         Notes to Financial Statements

(1) Global Income Fund, Inc. is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. On September 8, 1999, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2000, the Fund had an unused capital loss carryforward of approximately $11,685,000 of which $4,111,000 expires in 2001, $173,000 in 2003, $1,880,000 in 2004, $214,000
in 2006, $3,926,000 in 2007 and $1,381,000 in 2008. Based on Federal income tax cost of $28,838,253, gross unrealized appreciation and gross unrealized depreciation were $807,442 and $368,807, respectively, at December 31, 2000. Distributions paid to shareholders during the year ended December 31, 2000 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are classified as "distributions from paid-in capital" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such aver-age for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $20,482 for providing certain administrative and accounting services at cost for the year ended December 31, 2000.

(4) Purchases and sales of securities other than short term notes aggregated $89,703,610 and $97,322,418, respectively, for the year ended December 31, 2000. The Fund has entered into an arrangement with its custodian whereby interest earned on cash balances is used to offset a portion of the Fund's expenses. During the year ended December 31, 2000, the Fund's custodian fees were reduced by $10,817 under this arrangement.

(5) The Fund may borrow through a committed bank line of credit and reverse repurchase agreements. At December 31, 2000, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2000, the weighted average interest rate was 5.24% based on the balances outstanding from the line of credit and reverse repurchase agreements and the weighted average amount outstanding was $7,294,519. The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is marked-to-market daily to ensure that its value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, realization and/or retention of the collateral may be subject to legal proceedings.

(6) The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

On May 20, 1998, the Fund issued to its shareholders of record on that date non-transferable rights entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares of the Fund's common stock. In connection with the rights offering, estimated costs of $300,000 were charged against paid-in capital. At the conclusion of the offering period, 1,576,468 shares were issued at a subscription price of $6.15, resulting in a $9,307,467 (net of sales load) credit to paid-in capital. Actual costs of the rights offering were less than estimated and, as a result $15,703 was credited to paid-in capital during the year ended June 30, 1999.

                           GLOBAL INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                                            Year       Six Months
                                                            Ended         Ended                   Years Ended June 30,
                                                         December 31,    December     ---------------------------------------------
                                                             2000       31, 1999        1999         1998        1997       1996
                                                         -----------   -----------    ---------    ---------   ---------  ---------
PER SHARE DATA*
Net asset value at beginning of period ..............        $  5.77       $  5.99       $ 6.93      $  8.43     $  7.92    $  8.00
                                                         -----------   -----------    ---------    ---------   ---------  ---------
Income from investment operations:
     Net investment income ..........................            .42           .23          .55          .52         .51        .26
     Net realized and unrealized gain (loss)
       on investments ...............................             11          (.15)        (.81)       (1.18)        .59        .23
                                                         -----------   -----------    ---------    ---------   ---------  ---------
        Total from investment operations ............            .53           .08         (.26)        (.66)       1.10        .49
                                                         -----------   -----------    ---------    ---------   ---------  ---------
Less distributions:
     Distributions from net investment income .......           (.42)         (.23)        (.55)        (.52)      (.59)       (.26)

     Distributions from paid-in capital .............           (.16)         (.07)        (.13)        (.32)         --       (.31)

                                                         -----------   -----------    ---------    ---------   ---------  ---------
        Total distributions .........................           (.58)         (.30)        (.68)        (.84)       (.59)      (.57)

                                                         -----------   -----------    ---------    ---------   ---------  ---------
Net asset value at end of period ....................        $  5.72       $  5.77      $  5.99      $  6.93     $  8.43    $  7.92
                                                         ===========   ===========    =========    =========   =========  =========
Per share market value at end of period .............        $  4.69       $  4.44      $  5.19      $  6.44     $  8.50
                                                         ===========   ===========    =========    =========   =========  =========
TOTAL RETURN ON NET ASSET VALUE BASIS  ..............           9.05%         2.52%       (2.23)%      (8.44)%     14.71%      6.26%

                                                         ===========   ===========    =========    =========   =========  =========
TOTAL RETURN ON MARKET VALUE BASIS (a) ..............          19.75%        (8.96)%      (8.85)%     (15.65)%     15.71%
                                                         ===========   ===========    =========    =========   =========  =========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .........        $29,783       $29,060      $29,600      $33,024     $25,361    $30,865
                                                         ===========   ===========    =========    =========   =========  =========
Ratio of expenses to average net assets (b) (c) .....           2.69%         2.26%**      2.45%        3.52%       2.71%      2.18%

                                                         ===========   ===========    =========    =========   =========  =========
Ratio of net investment income to average net assets .          8.31%         9.21%**      8.95%        8.53%       7.35%      6.55%

                                                         ===========   ===========    =========    =========   =========  =========
Portfolio turnover rate ..............................           259%          115%         183%         328%        475%       585%

                                                         ===========   ===========    =========    =========   =========  =========

 * Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
 **  Annualized.
(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated Total Return on Market Value Basis using closing market prices and reinvestment of dividends and distributions at lower of the per share net asset value on the payment date or the average of closing market prices for the five days preceding the payment date.
(b) Ratio excluding interest expense was 1.38%, 1.48%**, 1.46%, 1.58% and 2.00% for the year ended December 31, 2000, six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.
(c) Ratio after custodian credits was 2.66%, 2.24%**, 2.43% and 3.42% for the year ended December 31, 2000, six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Global Income Fund, Inc.:

         We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                               TAIT, WELLER & BAKER
                               Certified Public Accountants


Philadelphia, Pennsylvania
January 12, 2001

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GLOBAL INCOME FUND
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11 Hanover Square
New York, NY 10005



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